                                                                  EXHIBIT 99.B11


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
MasterWorks Funds Inc.:

We consent to incorporation by reference in the MasterWorks Funds Inc. Post-Effective Amendment No. 14 to the Registration Statement Number 33-54126 on Form N-1A under the Securities Act of 1933 and Amendment No. 18 to the Registration Statement Number 811-7332 on Form N-1A under the Investment Company Act of 1940 of our report dated April 11, 1997 on the financial statements and financial highlights of the Asset Allocation Fund, Bond Index Fund, Growth Stock Fund, S&P 500 Stock Fund, Short-Intermediate Term Fund and U.S. Treasury Allocation Fund (six of the series constituting MasterWorks Funds Inc.) (the "Funds") as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statement of Additional Information.

We also consent to incorporation by reference of our report dated April 11, 1997, on the financial statements and portfolios of investments of the Growth Stock Master Portfolio and the Short-Intermediate Term Master Portfolio (two of the series constituting Managed Series Investment Trust) as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statement of Additional Information.

We also consent to incorporation by reference of our report dated April 11, 1997, on the financial statements and portfolios of investments of the Asset Allocation Master Portfolio, Bond Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Treasury Allocation Master Portfolio (four of the series constituting Master Investment Portfolio) as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statements of Additional Information.

We also consent to the reference to our firm under the headings "Financial Highlights" and "Independent Auditors" in the prospectus and "Independent Auditors" in the Statement of Additional Information.


/s/KPMG Peat Marwick LLP

San Francisco, California
June 27, 1997

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
MasterWorks Funds Inc.:


We consent to incorporation by reference in the MasterWorks Funds Inc. Post-Effective Amendment No. 14 to the Registration Statement Number 33-54126 on Form N-1A under the Securities Act of 1933 and Amendment No. 18 to the Registration Statement Number 811-7332 on Form N-1A under the Investment Company Act of 1940 of our report dated April 11, 1997 on the financial statements and financial highlights of the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (five of the series constituting MasterWorks Funds Inc.) (the "Funds") as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statement of Additional Information.

We also consent to incorporation by reference of our report dated April 11, 1997, on the financial statements and portfolios of investments of the LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio (five of the series constituting Master Investment Portfolio) as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statement of Additional Information.

We also consent to the reference to our firm under the headings "Financial Highlights" and "Independent Auditors" in the prospectus and "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

San Francisco, California
June 27, 1997

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
MasterWorks Funds Inc.:


We consent to incorporation by reference in the MasterWorks Funds Inc. Post-Effective Amendment No. 14 to the Registration Statement Number 33-54126 on Form N-1A under the Securities Act of 1933 and Amendment No. 18 to the Registration Statement Number 811-7332 on Form N-1A under the Investment Company Act of 1940 of our report dated April 11, 1997 on the financial statements and financial highlights of the Money Market Fund (one of the series constituting MasterWorks Funds Inc.) (the "Fund") as of February 28, 1997 and for the periods indicated therein, which report has been incorporated by reference in the Statement of Additional Information for the Fund.

We also consent to the reference to our firm under the headings "Financial Highlights" and "Independent Auditors" in the prospectus and "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

San Francisco, California
June 27, 1997